[AMS LOGO OMITTED]


27 September 2004
                                  EXHIBIT 99.3

               Officer's Certificate of Compliance in relation to
                       ARMS II Global Fund 3 (the "Fund")

     This back-up certification is delivered in connection with the certification provided by Gavin Buchanan of Australian Securitisation Management Pty Limited ("ASM") contained in ASM's annual reports filed with the Securities and Exchange Commission (the "SEC"). The undersigned hereby certifies to the best of his or her knowledge and after reasonable investigation that:

     1. I, Paul McMahon, am an employee of Wizard Home Loans Pty Limited, which ultimately owns 100% of Australian Mortgage Securities Limited ("AMS");

     2. I, Paul McMahon, am responsible for the servicing and reporting function of ARMS II Global Fund 3;

     3.   I, Paul McMahon, am responsible for reviewing the activities performed
          by  the  servicer  under  the  pooling  and  servicing,   or  similar,
          agreement;

     4. I, Paul McMahon, have reviewed the annual report on Form 10-K (the "Form 10-K"), and all reports on Form 8-K, as amended, each attached hereto as Schedule I, of the Fund (together, the "Reports"); and

     5. Based upon the review required under the pooling and servicing, or similar, agreement, and except as disclosed in the annual Reports, the servicer has fulfilled its obligations under the servicing agreement.

Date: 27 September 2004

/s/ Paul McMahon
------------------------
Paul McMahon
Principal Financial Officer
Australian Mortgage Securities Limited



Level 6                 Telephone +61 2  9225 0800    Australian Mortgage Securities Ltd
12 Castlereagh Street   Facsimile +61 2  9225 0888    ABN  89 003 072 446
Sydney NSW 2000         E-mail    info@ams.com.au

PO Box R807
Royal Exchange NSW 1225

                                   SCHEDULE 1

                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 3
    Schedule 8                      AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------
                    REPORTING DATES

                    Cut-Off Date                                                                                     March 31, 2004
                    Determination Date                                                                                April 7, 2004
                    Payment Date                                                                                     April 13, 2004
                    Start Interest Period                                                                          January 29, 2004
                    End Interest Period                                                                              April 12, 2004
                    No of Days in Interest Period                                                                                75
                    Start Calculation Period                                                                       January 29, 2004
                    End Calculation Period                                                                           March 31, 2004
                    No of Days in Calculation Period                                                                             63

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                              Amount             Amount            Amount
                                                                                      (US$)             (EURO)             (A$)

                    Class A Bonds
                    Initial Face Value                                             725,000,000        425,000,000     1,650,668,680
                      Previous Principal Distribution                                        -                  -                 -
                      Principal Distribution for current calculation period         11,455,000          6,715,000        26,080,565
                    Total Principal Distribution to date                            11,455,000          6,715,000        26,080,565

                    Beginning Principal Amount                                     725,000,000        425,000,000     1,650,668,680
        (a)         Ending Principal Amount                                        713,545,000        418,285,000     1,624,588,115
                    less Unreimbursed Charge-offs                                            -                  -                 -
                    Beginning Stated Amount                                        725,000,000        425,000,000     1,650,668,680
        (a)         Ending Stated Amount                                           713,545,000        418,285,000     1,624,588,115


                    Class B Bonds
                    Initial Face Value                                              25,000,000         16,900,000        60,599,655
                      Previous Principal Distribution                                        -                  -                 -
                      Principal Distribution for current calculation period                  -                  -                 -
                    Total Principal Distribution to date                                     -                  -                 -

                    Beginning Principal Amount                                      25,000,000         16,900,000        60,599,655
        (a)         Ending Principal Amount                                         25,000,000         16,900,000        60,599,655
                    less Unreimbursed Charge-offs                                            -                  -                 -
                    Beginning Stated Amount                                         25,000,000         16,900,000        60,599,655
        (a)         Ending Stated Amount                                            25,000,000         16,900,000        60,599,655


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                    Libor /           Interest         Interest
                                                                                    Bank Bill Rate         Margin             Rate

                    USD
                    Class A1a Bonds                                                     1.11484              0.21           1.32484
                    Class B1a Bonds                                                     1.11484              0.65           1.76484

                    EURO
                    Class A1b Bonds                                                       2.076              0.21             2.286
                    Class B1b Bonds                                                       2.076              0.65             2.726

                    AUD
                    Class A1a Bonds (payable to Currency Swap Provider)                  5.5883            0.3819            5.9702
                    Class B1a Bonds                                                      5.5883            0.8879            6.4762
                    Class A1b Bonds (payable to Currency Swap Provider)                  5.5883            0.3687            5.9570
                    Class B1b Bonds                                                      5.5883            0.8717            6.4600

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                 $US              EURO              $A

                    Interest Entitlement:
        (b)              Class A1a Bonds                                              2,001,073                          11,702,582
        (b)              Class B1a Bonds                                                 91,920                             437,739
                         Class A1b Bonds                                                                2,024,063         8,528,155
                         Class B1b Bonds                                                                   95,978           367,754

                    Principal Repayment:
        (c)              Class A1a Bonds                                             11,455,000                          15,072,368
        (c)              Class B1a Bonds                                                      -                                   -
                         Class A1b Bonds                                                                6,715,000        11,008,197
                         Class B1b Bonds                                                                        -                 -


                    Total:
                         Class A Bonds                                               13,456,073         8,739,063        46,311,302
                         Class B Bonds                                                   91,920            95,978           805,493

                    Total                                                            13,547,993         8,835,041        47,116,795

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                  Last                     Current
                                                                                               Distribution             Distribution
                                                                                                   Date                      Date
        (h)         Class A Bonds                                                                1.0000                      0.9842
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            19,881,917

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                          $AUD

        (i)         Scheduled Principal Collections                                                                       2,373,333
        (i)         Unscheduled Principal Collections                                                                    58,308,602

                    Gross Principal Collections                                                                          60,681,935

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           32,912,091

        (e)         Net Principal Collections                                                                            27,769,844

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                             (1,689,279)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      0

        (f)         Available Amortisation Amount                                                                        26,080,565

                    ----------------------------------------------------------------------------------------------------------------

                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,679,193,636
                    Total number of Loans                                                                                     6,807
                    Average Loan Balance                                                                                 246,686.30
                    Weighted Average LVR                                                                                      73.90

                    Seasoning                       No of Loans           % by number                Balance           % by balance
                            0 to 3 months                 244                3.58%                   55,174,215                3.29%
                            3 to 6 months               3,706               54.44%                  954,600,353               56.85%
                            6 to 12 months              1,543               22.67%                  368,968,379               21.97%
                           12 to 18 months                712               10.46%                  185,644,531               11.06%
                           18 to 24 months                294                4.32%                   66,838,680                3.98%
                           24 to 36 months                145                2.13%                   31,657,986                1.89%
                           36 to 48 months                 19                0.28%                    3,567,143                0.21%
                           48 to 60 months                 24                0.35%                    3,305,462                0.20%
                              >60 months                  120                1.76%                    9,436,887                0.56%
                                                        6,807               100.0%                1,679,193,636              100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                       NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                              AUD Amount                        % of
                                                                                              of Loans                         Pool

                    31 - 60 days                                                             10,746,839                       0.64%
                    61 - 90 days                                                              2,350,871                       0.14%
                    90+ days                                                                    335,839                       0.02%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil

                    ----------------------------------------------------------------------------------------------------------------